Hartford Dividend and Growth HLS Fund

Summary Prospectus

Hartford HLS Funds

May 1, 2014

Class	Ticker
IA	HIADX
IB	HDGBX
IC	HDICX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.hartfordfunds.com/hlsprospectus. You can also get this information at no cost by calling (800)862-6668 or by sending an e-mail request to prospectus@hlsfunds.com. The Fund’s prospectus dated May 1, 2014 and statement of additional information dated May 1, 2014 along with the financial statements included in the Fund’s most recent annual report dated December 31, 2013 are incorporated into this summary prospectus by reference. The Fund’s statement of additional information and annual report may be obtained, free of charge, in the same manner as the Fund’s prospectus.

Investment Objective:

The Fund seeks a high level of current income consistent with growth of capital.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  Please note that fees and expenses in this table and the examples below do not include fees and expenses that will be applied at the variable annuity or variable life insurance contract level or by a qualified employee benefit plan and would be higher if such fees and expenses were included.  You should review your variable contract prospectus (or other disclosure document) or plan documents for more information on those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)

Share Classes
	IA	IB	IC
Maximum sales charge (load) as a percentage of offering price	Not applicable	Not applicable	Not applicable
Maximum deferred sales charge (load)	Not applicable	Not applicable	Not applicable
Exchange fees	None	None	None

Annual Fund Operating Expenses

(expenses that are deducted from the fund’s assets)

	IA	IB	IC
Management fees	0.64%	0.64%	0.64%
Distribution and service (12b-1) fees	None	0.25%	0.25%
Other expenses	0.03%	0.03%	0.28	%(1)
Total annual fund operating expenses	0.67%	0.92%	1.17%

(1)         Other expenses are based on estimated amounts for the current fiscal year.  Other expenses include an administrative services fee paid by the Fund to third party insurance companies for recordkeeping and/or other administrative services that is payable as a percentage of average daily net assets in the amount of up to 0.25%.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

•                  Your investment has a 5% return each year

•                  The Fund’s operating expenses remain the same

•                  You reinvest all dividends and distributions.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Expenses (with or without redemption)	Year 1	Year 3	Year 5	Year 10
IA	$68	$214	$373	$835
IB	$94	$293	$509	$1,131
IC	$119	$372	$644	$1,420

PORTFOLIO TURNOVER.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY.  The Fund invests primarily in a portfolio of common stocks that typically have above average dividend yields and whose prospects for capital appreciation are considered favorable by the sub-adviser, Wellington Management Company, LLP (“Wellington Management”).  The Fund’s portfolio is broadly diversified by company and industry.  Under normal market and economic conditions, at least 65% of the Fund’s net assets are invested in dividend paying equity securities.  The Fund tends to focus on securities of larger, well-established companies with market capitalizations similar to those of companies in the S&P 500 Index.  The Fund may invest up to 20% of its net assets in securities of foreign issuers and non-dollar securities.  Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the Fund.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s statutory prospectus.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Dividend Paying Security Investment Risk — Securities that pay high dividends as a group can fall out of favor with the market, causing the Fund during such periods to underperform funds that do not focus on dividends. The Fund’s focus on dividend paying investments may cause the Fund’s share price and total return to fluctuate more than the share price and total return of funds that do not focus their investments on dividend paying securities. In addition, income provided by the Fund may be affected by changes in the dividend policies of the companies in which the Fund invests and the capital resources available for such payments at such companies.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities.  Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.

The Fund is subject to certain other risks, which are described in the Fund’s statutory prospectus.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordfunds.com. The returns:

•                  Assume reinvestment of all dividends and distributions

•                  Would be lower if the effect of sales charges or other fees that may be applied at the contract or plan level were included.

The bar chart:

•                  Shows how the Fund’s total return has varied from year to year

•                  Shows the returns of the Fund’s Class IA shares.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest  16.14% (2nd quarter, 2009)   Lowest  -18.99% (4th quarter, 2008)

AVERAGE ANNUAL TOTAL RETURNS.  The table below shows returns for the Fund over time compared to those of two broad-based market indices.  Class IC shares have not commenced operations as of the date of this prospectus.  Returns for Class IC shares reflect the returns of Class IA shares adjusted to reflect the estimated fees and expenses of Class IC shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s statutory prospectus.

Average annual total returns for periods ending 12/31/13

Share Classes	1 Year	5 Years	10 Years
Class IA	31.92%	16.47%	8.43%
Class IB	31.58%	16.18%	8.16%
Class IC	31.27%	15.89%	7.90%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	7.41%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	32.53%	16.67%	7.58%

MANAGEMENT.  The Fund’s investment manager is Hartford Funds Management Company, LLC.  The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since

Edward P. Bousa, CFA	Senior Vice President and Equity Portfolio Manager	2000

Donald J. Kilbride	Senior Vice President and Equity Portfolio Manager	2002

Matthew G. Baker	Senior Vice President and Equity Portfolio Manager	2004

PURCHASE AND SALE OF FUND SHARES.  The Fund sells its shares at net asset value directly to variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates (collectively “Hartford Life”) and one or more unaffiliated insurance companies (each, an “Insurance Company” and collectively, the “Insurance Companies”), and to certain qualified employee benefit plans.  You may invest indirectly in the Fund through your purchase of a variable annuity or variable life insurance contract issued by a separate account or directly through a qualified employee benefit plan.  Any minimum or subsequent investment requirements and redemption procedures are governed by the applicable separate account or plan through which you invest.  Class IC Shares are not currently offered.

TAX INFORMATION.  Under current law, qualified employee benefit plan participants and owners of variable annuity and variable life insurance contracts that have invested in the Fund are not subject to federal income tax on Fund earnings and distributions or on gains realized upon the sale or redemption of Fund shares until such amounts are withdrawn from the employee benefit plan or variable contract. For information concerning the federal tax consequences to the purchasers of a variable annuity or variable life insurance contract, see the prospectus or other disclosure document for such variable contract.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  The Fund is only available as an underlying investment for certain variable annuity and variable life insurance contracts and qualified employee benefit plans.  The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services.  These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable contract.  Payments to broker-dealers and other financial intermediaries may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend a variable product and the Fund over another investment.  Ask your financial adviser or visit the website of the insurance company or the financial intermediary for more information.  The disclosure document for your variable contract may contain additional information about these payments.

HLSSUM-DG14
May 1, 2014